UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 9, 2018

Benchmark 2018-B6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001751874)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-19	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 9, 2018, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2018 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Benchmark 2018-B6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B6 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates, and (iv) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $1,000,201,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and The Williams Capital Group, L.P. (together with CGMI, DBSI, JPMS and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 20, 2018 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 17, 2018, and by the Prospectus, dated September 20, 2018 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $117,343,108, were sold to CGMI, DBSI and JPMS (together with CGMI and DBSI, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 20, 2018, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 55 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 211 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2018 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2018 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, and (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a

Mortgage Loan Purchase Agreement, dated as of October 1, 2018 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

On October 9, 2018, pursuant to the GACC Mortgage Loan Purchase Agreement, Deutsche Bank AG, acting through its New York Branch (“DBNY”), an “originator” (within the meaning of Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of Mortgage Loans and/or portions thereof representing approximately 34.842% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $10,273,270 of the VRR Interest, in exchange for a reduction in the price that DBNY received for its sale (through GACC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GACC) to the Depositor. On October 9, 2018, pursuant to the JPMCB Mortgage Loan Purchase Agreement, JPMCB, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 33.273% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $9,810,558 of the VRR Interest, in exchange for a reduction in the price that JPMCB received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On October 9, 2018, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI, as “retaining sponsor” (within the meaning of Regulation RR), acquired from the Depositor, in a transaction exempt from registration under the Act, $9,401,646 of the VRR Interest, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Aventura Mall	4.6	4.2
Moffett Towers II - Building 1	4.7	N/A
Willow Creek Corporate Center	4.8	N/A
West Coast Albertsons Portfolio	4.9	N/A
636 11th Avenue	4.10	4.3
Workspace	4.11	4.4
TriBeCa House	4.12	4.5
Overland Park Xchange	4.13	N/A
JAGR Hotel Portfolio	4.14	4.3
Concord Plaza	4.15	N/A

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,793,654, were approximately $1,154,508,514. Of the expenses paid by the Depositor, approximately $244,625 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,549,029 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 20, 2018. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class F-RR Certificates, Class G-RR Certificates, Class J-RR Certificates and Class NR-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Aventura Mall Trust 2018-AVM TSA
Exhibit 4.3	Benchmark 2018-B4 PSA
Exhibit 4.4	JPMCC 2018-WPT TSA
Exhibit 4.5	COMM 2018-HOME PSA
Exhibit 4.6	Aventura Mall Co-Lender Agreement
Exhibit 4.7	Moffett Towers II - Building 1 Co-Lender Agreement
Exhibit 4.8	Willow Creek Corporate Center Co-Lender Agreement
Exhibit 4.9	West Coast Albertsons Portfolio Co-Lender Agreement
Exhibit 4.10	636 11th Avenue Co-Lender Agreement
Exhibit 4.11	Workspace Co-Lender Agreement
Exhibit 4.12	TriBeCa House Co-Lender Agreement
Exhibit 4.13	Overland Park Xchange Co-Lender Agreement
Exhibit 4.14	JAGR Hotel Portfolio Co-Lender Agreement
Exhibit 4.15	Concord Plaza Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 9, 2018
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 9, 2018 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 9, 2018 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 20, 2018, which such certification is dated September 20, 2018
Exhibit 99.1	GACC Mortgage Loan Purchase Agreement
Exhibit 99.2	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2018	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

BMARK 2018-B6 — Form 8-K (Closing)